                         TOYOTA MOTOR CREDIT CORPORATION
      SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-B OWNER TRUST DISTRIBUTION DATE OF JUNE 17, 2002 FOR THE COLLECTION PERIOD APRIL 1, 2002
                              THROUGH MAY 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Class A-1               Class A-2
                                                                                        ---------               ---------
                                                              Total                      Balance                 Balance
------------------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
  Securities Balance                                      $1,552,000,000.00             $444,000,000.00          $387,000,000.00
  Receivables Pool Balance                                $1,600,001,788.00
  Principal Factor                                               1.00000000                  1.00000000               1.00000000
  Rate                                                                                         1.91375%                    2.79%
  Final Scheduled Payment Date                                                        June 16, 2003         December 15, 2004
  Number of Contracts                                               102,386
  Weighted Average A.P.R.                                             7.24%
  Weighted Average Remaining Term                                     51.97 months
  Servicing Fee Rate                                                  1.00%

POOL DATA - PRIOR MONTH
  Securities Balance                                      $1,552,000,000.00             $444,000,000.00          $387,000,000.00
  Receivables Pool Balance                                $1,600,001,788.00
  Securities Pool Factor                                         1.00000000                  1.00000000               1.00000000
  Number of Contracts                                               102,386
  Weighted Average A.P.R.                                             7.24%
  Weighted Average Remaining Term                                     51.97 months
  Precompute and Simple Interest Advances                       $192,292.84
  Payahead Account Balance                                      $296,539.33

  Interest Shortfall                                                  $0.00                       $0.00                    $0.00
  Principal Shortfall                                                 $0.00                       $0.00                    $0.00

POOL DATA - CURRENT MONTH
  Securities Balance                                      $1,441,069,794.21             $333,069,794.21          $387,000,000.00
  Receivables Pool Balance                                $1,489,071,582.21
  Securities Pool Factor                                         0.92852435                  0.75015719               1.00000000
  Number of Contracts                                                99,312
  Weighted Average A.P.R.                                             7.24%
  Weighted Average Remaining Term                                     50.30 months
  Precompute and Simple Interest Advances                     $1,557,753.48
  Payahead Account Balance                                      $415,039.26

  Interest Shortfall                                                  $0.00                       $0.00                    $0.00
  Principal Shortfall                                                 $0.00                       $0.00                    $0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RESERVE ACCOUNT
  Initial Deposit Amount
  Specified Reserve Account Percentage
  Specified Reserve Account Amount
  Specified Reserve Account Percentage (IF CONDITION i OR ii MET)
  Specified Reserve Account Amount (IF CONDITION i OR ii MET)

  Beginning Balance
  Total Withdraw
  Amount Available for Deposit to the Reserve Account
  Reserve Account Balance Prior to Release
  Reserve Account Required Amount
  Reserve Account Release to Seller
  Ending Reserve Account Balance
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REVOLVING LIQUIDITY NOTE
  Total Amount Available

  Beginning of Period Balance
  Draws
  Reimbursements
  End of Period Balance

  Current Period Undrawn Amount
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                           Class A-3                 Class A-4
                                                                           ---------                 ---------
                                                                            Balance                   Balance
------------------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
  Securities Balance                                                      $457,000,000.00            $264,000,000.00
  Receivables Pool Balance
  Principal Factor                                                             1.00000000                 1.00000000
  Rate                                                                               3.76%                      4.39%
  Final Scheduled Payment Date                                           June 15, 2006             May 15, 2009
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Servicing Fee Rate

POOL DATA - PRIOR MONTH
  Securities Balance                                                      $457,000,000.00            $264,000,000.00
  Receivables Pool Balance
  Securities Pool Factor                                                       1.00000000                 1.00000000
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance

  Interest Shortfall                                                                $0.00                      $0.00
  Principal Shortfall                                                               $0.00                      $0.00

POOL DATA - CURRENT MONTH
  Securities Balance                                                      $457,000,000.00            $264,000,000.00
  Receivables Pool Balance
  Securities Pool Factor                                                       1.00000000                 1.00000000
  Number of Contracts
  Weighted Average A.P.R.
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance

  Interest Shortfall                                                                $0.00                      $0.00
  Principal Shortfall                                                               $0.00                      $0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RESERVE ACCOUNT
  Initial Deposit Amount                                                                                       $0.00
  Specified Reserve Account Percentage                                                                          0.00%
  Specified Reserve Account Amount                                                                             $0.00
  Specified Reserve Account Percentage (IF CONDITION i OR ii MET)                                               3.50%
  Specified Reserve Account Amount (IF CONDITION i OR ii MET)                                         $50,437,442.80

  Beginning Balance                                                                                            $0.00
  Total Withdraw                                                                                               $0.00
  Amount Available for Deposit to the Reserve Account                                                 $15,035,680.24
                                                                                                      --------------
  Reserve Account Balance Prior to Release                                                            $15,035,680.24
  Reserve Account Required Amount                                                                              $0.00
  Reserve Account Release to Seller                                                                   $15,035,680.24
  ---------------------------------                                                                   --------------
  Ending Reserve Account Balance                                                                               $0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REVOLVING LIQUIDITY NOTE
  Total Amount Available                                                                               $8,000,009.00

  Beginning of Period Balance                                                                                  $0.00
  Draws                                                                                                        $0.00
  Reimbursements                                                                                               $0.00
  --------------                                                                                               -----
  End of Period Balance                                                                                        $0.00

  Current Period Undrawn Amount                                                                        $8,000,009.00
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
                                                                    Vehicles                 Amount
                                                                    --------                 ------
  Liquidated Contracts                                                  4
                                                                       --
  Gross Principal Balance of Liquidated Receivables                                           $41,796.23
  Net Liquidation Proceeds Received During the Collection Period                             ($26,199.19)
  Recoveries on Previously Liquidated Contracts                                                    $0.00
                                                                                              ----------
  Aggregate Credit Losses for the Collection Period                                           $15,597.04
                                                                                              ----------

                                                                                              ----------

  Cumulative Credit Losses for all Periods                              4                     $15,597.04
                                                                       --                     ----------
  Repossessed in Current Period                                        17
                                                                       --

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                            Annualized Average
FOR EACH COLLECTION PERIOD:                                                         Charge-Off Rate
    Second Preceding Collection Period                                                             0.00%
    First Preceding Collection Period                                                              0.00%
    Current Collection Period                                                                      0.01%

----------------------------------------------------------------------------------------------------------
CONDITION (i) (CHARGE-OFF RATE)
Three Month Average                                                                                0.01%
Charge-off Rate Indicator (greater than 2.25%)                                         CONDITION NOT MET
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
DELINQUENT AND REPOSSESSED CONTRACTS

                                             Percent      Contracts       Percent           Amount
                                             -------      ---------       -------           ------
31-60 Days Delinquent                         0.45%          450           0.47%        $7,046,786.42
61-90 Days Delinquent                         0.07%           68           0.07%        $1,019,313.20
Over 90 Days Delinquent                       0.00%            0           0.00%                $0.00
                                                          ---------                     -------------
Total Delinquencies                                          518                        $8,066,099.62
                                                          =========                     =============

Repossessed Vehicle Inventory                                 20 *
 * Included with delinquencies above

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                          0.00%
    First Preceding Collection Period                                                           0.00%
    Current Collection Period                                                                   0.07%

----------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                             0.02%
Delinquency Percentage Indicator (greater than 2.25%)                               CONDITION NOT MET
----------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
      SERVICER'S CERTIFICATE -- TOYOTA AUTO RECEIVABLES 2002-B OWNER TRUST DISTRIBUTION DATE OF JUNE 17, 2002 FOR THE COLLECTION PERIOD APRIL 1, 2002
                              THROUGH MAY 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Class A-1         Class A-2      Class A-3       Class A-4
                                                                      ---------         ---------      ---------       ---------
                                                  Total                Balance           Balance        Balance         Balance
------------------------------------------------------------------------------------------------------------------------------------
COLLECTIONS
  Principal Payments Received                   $110,823,832.52
  Interest Payments Received                     $19,497,206.11
  Net Precomputed Payahead Amount                  ($118,499.93)
  Aggregate Net Liquidation Proceeds Received        $26,199.19
  Principal on Repurchased Contracts                      $0.00
  Interest on Repurchased Contracts                       $0.00
                                                ---------------
  Total Collections                             $130,228,737.89
  Net Simple Interest Advance Amount              $1,430,872.97
  Net Precomputed Advance Amount                    ($65,412.33)
                                                ---------------
  Total Available Amount                        $131,594,198.53

AMOUNTS DUE
  Servicing Fee                                   $2,620,066.81
  Accrued and Unpaid Interest                     $3,008,245.69
  Principal                                     $110,930,205.79
  Reserve Fund                                   $15,035,680.24
                                                ---------------
  Total Amount Due                              $131,594,198.53

ACTUAL DISTRIBUTIONS
  Servicing Fee                                   $2,620,066.81
  Interest                                        $3,008,245.69         $590,072.92     $659,835.00    $1,050,084.44    $708,253.33
  Principal                                     $110,930,205.79     $110,930,205.79           $0.00            $0.00          $0.00
  Reserve Fund                                   $15,035,680.24
                                                ---------------     ---------------     -----------    -------------    ------------
  Total Amount Distributed                      $131,594,198.53     $111,520,278.71     $659,835.00    $1,050,084.44    $708,253.33
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN

Precomputed Contracts
  Scheduled Principal Collections                                                          $1,974,330.61
  Prepayments in Full                                          139 contracts               $1,077,792.54
  Repurchased Receivables Principal                                                                $0.00
  Payments Behind/Ahead on Repurchased Receivables                                                 $0.00
  Total Collections                                                                        $3,605,463.00
  Advances - Reimbursement of Previous Advances                                               $65,412.33
  Advances - Current Advance Amount                                                                $0.00
  Payahead Account - Payments Applied                                                              $0.00
  Payahead Account - Additional Payaheads                                                    $118,499.93

Simple Interest Contracts
  Collected Principal                                                                     $65,871,434.65
  Prepayments in Full                                         2931 contracts              $41,900,274.72
  Collected Interest                                                                      $18,943,866.26
  Repurchased Receivables Principal                                                                $0.00
  Repurchased Receivables Interest                                                                 $0.00
  Advances - Reimbursement of Previous Advances                                                    $0.00
  Advances - Current Advance Amount                                                        $1,430,872.97

--------------------------------------------------------------------------------------------------------


I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ Lloyd Mistele
-----------------------------
Lloyd Mistele
Vice President, Treasury